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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                September 8, 1999
              -----------------------------------------------------
                (Date of Report, Date of Earliest Event Reported)


                          Applied Digital Access, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
               ---------------------------------------------------
                 (State or other jurisdiction of incorporation)



           000-23698                                     68-0132939
  ---------------------------              -----------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


   9855 Scranton Road, San Diego, California                  92121
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   (address of principal executive offices)                 (Zip Code)


                                 (858) 623-2200
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         The information set forth in the press release dated September 8, 1999 attached hereto as EXHIBIT 99.1 is incorporated herein by reference in its entirety.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              APPLIED DIGITAL ACCESS, INC.


Date:  September 9, 1999                      By:  /s/ Donald L. Strohmeyer
                                                 -------------------------------
                                                   Donald L. Strohmeyer
                                                   President and Chief Executive
                                                   Officer


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                                  EXHIBIT INDEX



Exhibit                        Description
-------                        -----------
 99.1        Press Release, dated September 8, 1999.



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